Exhibit 10.25(c)

                                 FIRST AMENDMENT
                                       TO
                         THE SECOND AMENDED AND RESTATED
                   1997 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS
                          OF PLAYBOY ENTERPRISES, INC.
               (As Amended and Restated as of September 17, 2008)

  Cessation of Future Deferrals of Cash and Equity Awards as of January 1, 2009

      WHEREAS, Playboy Enterprises, Inc. (the "Company") maintains the Second Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. (the "Plan") for the benefit of its members of the Board of Directors of the Company who are not employees of the Company (the "Non-Employee Directors");

      WHEREAS, Section 14(a) of the Plan provides that the Board of Directors of Playboy Enterprises, Inc. (the "Board") may alter, amend or modify the Plan from time to time; and

      WHEREAS, effective January 1, 2009, the Board deems it desirable and appropriate to cease the ability of Non-Employee Directors to defer any awards or amounts received by such Non-Employee Director under this Plan into the Playboy Enterprises, Inc. Board of Directors' Deferred Compensation Plan (Amended and Restated as of January 1, 2005).

      NOW THEREFORE, the First Amendment to the Second Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. is hereby amended effective as of January 1, 2009, in the following particulars:

      1. By deleting the last sentence of paragraph (a) of Section 6 of the Plan and substituting the following two new sentences as a part thereof:

      "Anything in this Section 6 to the contrary notwithstanding, any Mandatory Meeting Fee Shares that become subject to deferral under the Deferred Compensation Plan shall be issued in such form (including book-entry form), at such times and with such rights and restrictions as shall be specified in the Deferred Compensation Plan; provided, however, notwithstanding anything to the contrary, effective January 1, 2009, no new Mandatory Meeting Fee Shares may be deferred into the Deferred Compensation Plan on or after January 1, 2009. On and after January 1, 2009, all Mandatory Meeting Fee Shares shall be paid by the respective Issuance Date."

      2. By deleting the last sentence of paragraph (b) of Section 6 of the Plan and substituting the following two new sentences as a part thereof:

      "Anything in this Section 6 to the contrary notwithstanding, any Mandatory Committee Fee Shares that become subject to deferral under the Deferred Compensation Plan shall be issued in such form (including book-entry form), at such times and with such rights and restrictions as shall be specified in the Deferred Compensation Plan; provided, however, notwithstanding anything to the contrary, effective January 1, 2009, no new Mandatory Committee Fee Shares may be deferred into the Deferred Compensation Plan on or after January 1, 2009. On and after

      January 1, 2009, all Mandatory Committee Fee Shares shall be paid by the respective Issuance Date."

      3. By deleting the last sentence of paragraph (c) of Section 6 of the Plan and substituting the following two new sentences as a part thereof:

      "Anything in this Section 6 to the contrary notwithstanding, any Mandatory Retainer Shares that become subject to deferral under the Deferred Compensation Plan shall be issued in such form (including book-entry form), at such times and with such rights and restrictions as shall be specified in the Deferred Compensation Plan; provided, however, notwithstanding anything to the contrary, effective January 1, 2009, no new Mandatory Retainer Shares may be deferred into the Deferred Compensation Plan on or after January 1, 2009. On and after January 1, 2009, all Mandatory Retainer Shares shall be paid by the respective Issuance Date."

      4. By deleting the last sentence of paragraph (b) of Section 7 of the Plan and substituting the following two new sentences as a part thereof:

            "Anything in this Section 7 to the contrary notwithstanding, any Voluntary Shares that become subject to deferral under the Deferred Compensation Plan shall be issued in such form (including book-entry form), at such times and with such rights and restrictions as shall be specified in the Deferred Compensation Plan; provided, however, notwithstanding anything to the contrary, effective January 1, 2009, no new Voluntary Shares may be deferred into the Deferred Compensation Plan on or after January 1, 2009. On and after January 1, 2009, all Voluntary Shares shall be paid by the respective Issuance Date."

      IN WITNESS WHEREOF, the following officer who is designated the authority to execute this First Amendment hereby affix his signature as of this 10th day of December 2008.

                                                 PLAYBOY ENTERPRISES, INC.


                                                 /s/ Robert D. Campbell
                                                 ---------------------------


                                       2